Supplement dated July 25, 2023 to the Natixis U.S. Equity Opportunities ETF Prospectus and

Statement of Additional Information, each dated May 1, 2023, as may be revised and supplemented from time to time.

NATIXIS U.S. EQUITY OPPORTUNITIES ETF

On July 25, 2023, the Natixis U.S. Equity Opportunities ETF (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.